UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 31, 2015

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama		36066
(Address of Principal Executive Offices)		(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

On January 5, 2016, River Financial Corporation filed a Form 8-K announcing the completion of the acquisition by merger of Keystone Bancshares, Inc. The financial statements on the business acquired and the pro forma financial information were previously filed in the Registrant’s Registration Statement on Form S-4, Registration No. 333-205986, effective October 18, 2015, and, therefore, are not included here since they were previously filed under Rule 12b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: February 25, 2016	By:	/s/ James M. Stubbs
James M. Stubbs
President & Chief Executive Officer